UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

Planet Technologies, Inc.

(Formerly known as “Planet Polymer Technologies, Inc.”)
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-26804	33-0502606
(Commission File No.)	(IRS Employer Identification No.)

6835 Flanders Drive, Suite 100
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 457-4742

☐ Written communications pursuant to Rule 425 under the Exchange Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities.
SIGNATURE

Item 3.02. Unregistered Sales of Equity Securities.

(a) On December 17, 2004, Planet sold 150,000 shares of common stock which equals approximately 7.3% of the total outstanding shares of common stock of Planet, based upon 2,060,317 of current outstanding common stock.

(c) The aggregate offering price was $375,000 or $2.50 per share of common stock.

(d) Exemption for Registration is claimed under Regulation D of the Securities Exchange Act of 1933, Rule 506. Each of the investors is an accredited investor and there are less than thirty-five (35) investors.

(e) Not Applicable.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet Technologies, Inc.
Dated: December 23, 2004	By:	/s/ Scott L. Glenn
Scott L. Glenn
Chief Executive Officer and President

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